UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2020

City Office REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36409	98-1141883
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

666 Burrard Street, Suite 3210, Vancouver, British Columbia,	V6C 2X8
(Address of principal executive offices)	(Zip Code)

(604) 806-3366

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Ticker Symbols:	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	CIO	New York Stock Exchange
6.625% Series A Cumulative Redeemable Preferred Stock, $0.01 par value per share	CIO.PrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

2020 Annual Meeting of Stockholders

City Office REIT, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) at the Company’s corporate offices in Vancouver, British Columbia, on Thursday, April 30, 2020. The proposals considered and approved by stockholders at the Annual Meeting were the following:

•	the election of six directors to the board of directors;

•	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020;

•	the approval, on an advisory basis, of the compensation of the Company’s named executed officers (the “Named Executive Officers”) for 2019; and

•	the approval, on an advisory basis, of the frequency of future advisory votes on executive compensation.

Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2021 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. Set forth below are the results of the vote:

Name	Votes For	Votes Against	Abstentions	Broker Non- Votes
John McLernon	40,811,820	1,457,090	55,054	6,295,657
James Farrar	42,084,801	184,075	55,088	6,295,657
William Flatt	42,086,651	182,056	55,257	6,295,657
Sabah Mirza	41,447,912	817,020	59,032	6,295,657
Mark Murski	41,896,185	369,169	58,610	6,295,657
John Sweet	41,359,684	905,675	58,605	6,295,657

Appointment of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of KPMG LLP as the independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2020 was presented at the Annual Meeting. Set forth below are the results of the vote:

Votes For	Votes Against	Abstentions
48,471,865	102,268	45,488

Approval of Executive Compensation

A proposal to approve, on an advisory basis, the compensation for the Named Executive Officers for 2019 was presented at the Annual Meeting. Set forth below are the results of the nonbinding vote:

Votes For	Votes Against	Abstentions	Broker Non- Votes
40,156,363	1,861,384	306,217	6,295,657

Approval of Frequency of Advisory Votes on Executive Compensation

A proposal to approve, on an advisory basis, the frequency of future advisory votes on executive compensation was presented at the Annual Meeting. Set forth below are the results of the nonbinding vote:

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstentions	Broker Non- Votes
41,357,268	70,871	813,221	82,604	6,295,657

After considering the nonbinding results for the vote on frequency of future advisory votes on executive compensation, the Company’s Board of Directors (the “Board”) determined to hold nonbinding advisory votes on executive compensation every “one year” until the Company is next required, or the Board deems it appropriate, to submit to the Company’s stockholders a proposal to approve, by a nonbinding advisory vote, the frequency of future advisory votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITY OFFICE REIT, INC.

Date: May 1, 2020	By:	/s/ Anthony Maretic
	Name:	Anthony Maretic
	Title:	Chief Financial Officer, Secretary and Treasurer